Exhibit 24


                                POWER OF ATTORNEY

      Each person whose signature  appears below  designates and appoints CURTIS
M. STEVENS and ANTON C. KIRCHHOF, and each of them, the person's true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Louisiana-Pacific Corporation, a Delaware corporation (the "Corporation"), with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to up to 3,500,000 shares of the Corporation's common stock, to be issued to participants in the Corporation's Salaried 401(k) and Profit Sharing Plan and its Hourly 401(k) and Profit Sharing Plan, together with an indeterminate amount of interests in such plans, and any and all amendments thereto (including post-effective amendments). Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as the person could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

      IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 1st day of November, 2003.


Signature                           Title


/s/ Mark A. Suwyn
----------------------------
Mark A. Suwyn                       Chairman of the Board, Chief Executive
                                    Officer, and Director

/s/ Curtis M. Stevens
----------------------------
Curtis M. Stevens                   Executive Vice President, Administration and
                                    Chief Financial Officer
/s/ E. Gary Cook
----------------------------
E. Gary Cook                        Director

/s/ Archie W. Dunham
----------------------------
Archie W. Dunham                    Director

/s/ Daniel K. Frierson
----------------------------
Daniel K. Frierson                  Director



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/s/ Paul W. Hansen
----------------------------
Paul W. Hansen                      Director

/s/ Brenda J. Lauderback
----------------------------
Brenda J. Lauderback                Director

/s/ Dustan E. McCoy
----------------------------
Dustan E. McCoy                     Director

/s/ Lee C. Simpson
----------------------------
Lee C. Simpson                      Director

/s/ Colin D. Watson
----------------------------
Colin D. Watson                     Director


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